UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2018

BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 40 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

1.01         Entry into a Material Definitive Agreement.

On December 17, 2018, Business First Bancshares, Inc. (“Business First”) entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with an affiliate of EJF Capital LLC (the “Purchaser”) pursuant to which Business First sold and issued $25,000,000 in aggregate principal amount of 6.75% Fixed-to-Floating Rate Subordinated Notes due 2033 (the “Notes”). The Notes were issued by Business First to the Purchaser at a price equal to 100% of their face amount. The Notes were offered and sold by Business First to the Purchaser in a private offering in reliance on the exemptions from registration available under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D thereunder (the “Private Placement”). Business First intends to use the net proceeds of the offering to repay the approximately $3.3 million outstanding balance of its indebtedness to First National Bankers Bank, with the remaining proceeds to be used for general corporate purposes.

The Notes have a stated maturity date of December 31, 2033, and bear interest at a fixed annual rate of 6.75% from and including December 17, 2018, to but excluding December 31, 2028 (the “Fixed Interest Rate Period”). From and including December 31, 2028, to but excluding the maturity date or early redemption date (the “Floating Interest Rate Period”), the interest rate will reset quarterly to an annual rate equal to three-month LIBOR, or an alternative rate determined in accordance with the terms of the Notes if three-month LIBOR cannot be determined, plus 369 basis points. Business First will pay interest quarterly in arrears during the term of the Notes. The Notes were issued in and may only be transferred in minimum denominations of $100,000 and multiples of $1,000 in excess thereof.

The Notes are redeemable by Business First at its option, in whole in or part, on or after the tenth anniversary of the effective date of the Notes, and at any time, in whole but no in part, upon the occurrence of certain events, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus any accrued and unpaid interest to, but excluding, the redemption date.

The Purchase Agreement contains certain customary representations, warranties, and covenants made by Business First, on the one hand, and the Purchaser, on the other hand. The Notes are not subject to any sinking fund and are not convertible into or exchangeable for any other securities or assets of Business First or any of its subsidiaries. The Notes are not subject to redemption at the option of the holders. Principal and interest on the Notes are subject to acceleration only in limited circumstances. The Notes are unsecured, subordinated obligations of Business First and generally rank junior in right to payment to the prior payment in full of all existing claims of creditors of Business First, whether now outstanding or subsequently created, assumed, or incurred. The Notes are the obligations of Business First only and are not obligations of, and are not guaranteed by, any of Business First’s subsidiaries including Business First Bank. The Notes were designed to qualify initially as Tier 2 capital for Business First for regulatory capital purposes.

The description of the Purchase Agreement contained herein is a summary and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

The description of the Notes contained herein is a summary and is qualified in its entirety by reference to the form of Note filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01     Other Events.

On December 18, 2018, Business First issued a press release announcing the completion of the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

9.01         Financial Statements and Exhibits.

(d)

Exhibit Number	Description of Exhibit
4.1	Form of 6.75% Fixed-to-Floating Subordinated Note due 2033
10.1	Subordinated Note Purchase Agreement dated December 17, 2018, by and between Business First Bancshares, Inc. and the Purchaser named therein
99.1	Press Release issued by Business First Bancshares, Inc., dated December 18, 2018

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Business First cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement and Business First undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2017, and otherwise in our reports and filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 19, 2018

Business First bancshares, inc.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Form of 6.75% Fixed-to-Floating Subordinated Note due 2033
10.1	Subordinated Note Purchase Agreement dated December 17, 2018, by and between Business First Bancshares, Inc. and the Purchaser named therein
99.1	Press Release issued by Business First Bancshares, Inc., dated December 18, 2018